Equity	9 Months Ended
Sep. 30, 2024
Stockholders Equity Note [Abstract]
Equity	Equity
On May 22, 2024, the Company announced a share repurchase of 3.9 million ordinary shares from Mubadala Technology Investment Company ("MTIC"), a majority shareholder, at the price of $50.75 per share, for an aggregate purchase amount of $200 million. We completed the share repurchase on May 28, 2024.
On May 28, 2024, our Board of Directors resolved to cancel the 3.9 million shares.